Securities and Exchange Commission
450 Fourth Street, NW
Washington, DC  20549


SUBJECT:  The Davey Tree Expert Company
          Commission File No. 0-11917 Section 16(a) Reports

Ladies and Gentlemen:

The Davey Tree Expert Company of 1500 North Mantua Street, Kent, Ohio 44240, is the issuer of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended.
Robert A. Stefanko confirms, as of the date appearing opposite his/her signature, that R. Douglas Cowan, David E. Adante, James
R. Carlson, Rosemary T. Nicholas and Marjorie L. Conner, and each of them are authorized on his/her behalf to sign such documents (on Form 3, Form 4, Form 5 or otherwise), and to submit such reports to the Securities and Exchange Commission, as are required by Section 16(a) of the Securities Act of 1934. Robert A. Stefanko also confirms the authority of R. Douglas Cowan, David E. Adante, James R. Carlson, Rosemary T. Nicholas and Marjorie L. Conner, and each of them to do and perform any and all acts and things requisite or necessary to assure compliance by the signing person with section 16(a). The authority confirmed herein shall remain in effect as to each person signing his/her name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority.


                         Robert A. Stefanko        June 26, 2003
                         ------------------
                         Robert A. Stefanko
                         Director




                         The Davey Tree Expert Company

                         David E. Adante           July 2, 2003
                         -------------------
                         David E. Adante
                         Executive Vice President, CFO
                         and Secretary











                      POWER OF ATTORNEY


     The undersigned director or officer of The Davey Tree Expert Company, an Ohio Corporation, hereby constitute and appoint R. Douglas Cowan, David E. Adante, James R. Carlson, Rosemary T. Nicholas and Marjorie L. Conner, and each of them, as their attorney or attorneys, with full power of substitution and resubstitution, in their name(s) and on their behalf, to sign and file with the Securities and Exchange Commission all reports required to be filed by them under Section 16(a) of the Securities and Exchange Act of 1934, as amended, including reports on Form 3, Form 4, and Form 5 and any amendments, supplements, or other documents relating to these reports, with full power and authority to do anything else required to be done in connection with the signing and filing of these reports.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney as of June 30, 2003.


                               Robert A. Stefanko
                               ------------------
                               Robert A. Stefanko